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                                                                    EXHIBIT 10.3
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                               As of May 18, 1999



Bear, Stearns & Co. Inc.
as Representative of the Underwriters
245 Park Avenue
New York, New York 10167

Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004

          Re: Underwriting Agreement dated May 18, 1999 (the "Underwriting Agreement") among Advanta National Bank and Advanta Finance Corp. (together, the "Originators"), Advanta Mortgage Conduit Services, Inc. (the "AMCSI") Bear, Stearns & Co. Inc. and Lehman Brothers Inc. (the "Underwriters") and the Insurance and Indemnity Agreement dated May 18, 1999 (the "Insurance Agreement") among the Sponsor, the Master Servicer, the Trust and Ambac Assurance Corporation (the "Insurer")

Ladies and Gentlemen:

         Pursuant to the Underwriting Agreement and the Insurance Agreement (together, the "Designated Agreements"), AMCSI has undertaken certain financial obligations with respect to the indemnification of the Underwriters and of the Insurer with respect to the Registration Statement, the Prospectus and the Prospectus Supplement described in the Designated Agreements. Any financial obligations of AMCSI under the Designated Agreements, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of AMCSI under the Designated Agreements (including the payment of money damages for a breach of any of AMCSI's obligations under the Designated Agreements, whether financial or otherwise) but shall not include any obligations not relating to the payment of money.

         As a condition of their respective executions of the Underwriting Agreement and of the Insurance Agreement, the Underwriters and the Insurer have required the undersigned, Advanta Mortgage Holding Company ("AMHC"), the parent corporation of AMCSI, to acknowledge its joint-and-several liability with AMCSI for the payment of the Joint and Several Obligations under the Designated Agreements.

         Now, therefore, the Underwriter, the Insurer and AMHC do hereby agree that:

                  (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with AMCSI to the Underwriters for the payment of the Joint and Several Obligations under the Underwriting Agreement.
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                  (ii) AHMC hereby agrees to be absolutely and unconditionally and jointly and severally liable with AMCSI to the Insurer for payment of the Joint and Several Obligations under the Insurance Agreement.

                  (iii) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Underwriters or to the Insurer, by AMCSI or another affiliate of AMHC.

         Capitalized terms used herein and not defined herein shall have their respective meanings set forth in the Designated Agreements.

         This letter and the respective obligations and rights hereunder and thereunder shall not be delegated or assigned by you without the prior written consent of the Insurer. This letter may not be amended or otherwise modified except pursuant to a writing signed by each of the parties hereto. This letter may be executed by the signatories hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same letter.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE UNDERSIGNED PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF OR IN CONNECTION WITH, THIS LETTER, AND ANY OTHER COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE UNDERSIGNED PARTIES IN CONNECTION HEREWITH OR THEREWITH.
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         Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Designated Agreement.

                                    Very truly yours,

                                    ADVANTA MORTGAGE HOLDING
                                         COMPANY



                                    By:      /s/ Michael Coco
                                        ----------------------------------------
                                          Authorized Signatory

CONFIRMED AND ACCEPTED,
as of the date first above written:

AMBAC ASSURANCE CORPORATION


By:      /s/ Warren K. Tong
   -----------------------------------------
      Authorized Signatory



BEAR, STEARNS & CO. INC.


By:  /s/ Thomas S. Dunstan
   -----------------------------------------
      Authorized Signatory